UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2017 (March 10, 2017)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

157 Church Street New Haven, Connecticut	06506
(Address of principal executive offices)	(Zip Code)

(207) 688-6000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit and Compliance Committee of the Board of Directors of Avangrid, Inc. (the “Company”) has approved the selection of KPMG US, LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2017, effective as of March 10, 2017. In connection with the selection of KPMG, the Company notified Ernst & Young LLP (“E&Y”) that it would be dismissed as the Company’s principal independent registered public accounting firm, effective as of March 10, 2017 upon completion of E&Y’s audit of the Company’s consolidated financial statements for the year ended December 31, 2016.

In connection with the audits of the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015 and through March 10, 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its reports on such financial statements.

E&Y’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that E&Y issued an adverse audit report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016. In addition, during the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and during the interim period through March 10, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that E&Y advised the Company of certain deficiencies in the Company’s internal control over financial reporting identified during E&Y’s audits of the Company’s consolidated financial statements for the years ended December 31, 2016 and 2015, that individually or in aggregate constituted a material weakness.

As disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2016, management identified certain deficiencies that rose to the level of a material weakness related to (i) the accounting for the change in the estimated useful life of certain elements of the wind farms at Avangrid Renewables, LLC, an indirect wholly-owned subsidiary of the Company (“Renewables”), that, together with other smaller deficiencies related to documentation of internal controls procedures, and enhancement of review controls at Renewables, (ii) the preparation of the consolidated financial statements, specifically the classification and disclosure of financial information, and (iii) the measurement and disclosure of income taxes (collectively, the “2016 material weaknesses”).

As a result of these material weaknesses, management concluded that, as of December 31, 2016, the Company’s internal control over financial reporting was not effective.

In addition, during E&Y’s audit of the Company’s consolidated financial statements for the year ended December 31, 2015, E&Y identified errors in certain income tax and depreciation expense accounts that resulted in the Company making material corrections to its income tax provision, deferred income tax liabilities, depreciation expense and accumulated depreciation balances. Certain of these adjustments related to prior periods and the Company corrected the financial statements for such prior periods and disclosed this correction within Note 2 to its audited consolidated financial statements of its Annual Report on Form 10-K for the year ended December 31, 2015. These errors were due to the Company’s accounting personnel having insufficient time and resources combined with ineffective review controls sufficiently precise to detect errors in the financial statements and, as a result, E&Y concluded that there were material weaknesses in the Company’s internal control over financial reporting.

The Company’s management, with oversight from its Audit and Compliance Committee of the Board of Directors of the Company, is actively engaged in remediation efforts to address the material weaknesses identified above. Management has taken and will take a number of actions to remediate the 2016 material weaknesses including the following remediation plan:

•	Implementing and enhancing additional management review controls;

•	Increasing accounting personnel to devote additional time and internal control resources;

•	Implementing enhanced controls to monitor the effectiveness of the underlying business process controls that are dependent on the data and financial reports generated from the relevant information systems;

•	Continuing to implement controls newly designed during the third and fourth quarters of 2016 that management has determined through testing are more precise;

•	Implementing specific enhanced review procedures in the property, plant and equipment area and income taxes, including, without limitation, the estimation of useful lives;

•	Educating and re-training internal control employees regarding internal control processes to mitigate identified risks and maintaining adequate documentation to evidence the effective design and operation of such processes; and

•	Enhancing the automation of processes and controls to allow for the more timely completion and enhanced review of internal controls surrounding financial information and disclosures.

These improvements are targeted at strengthening the Company’s internal control over financial reporting and remediating the 2016 material weaknesses. The Company remains committed to a strong internal control environment and management believes that these actions, and the improvements management expects to achieve as a result, will effectively remediate the 2016 material weaknesses. However, the material weaknesses in the Company’s internal control over financial reporting will not be considered remediated until the controls operate for a sufficient period of time and management has concluded, through testing that these controls operate effectively. The Company’s plans to have its enhanced review procedures and documentation standards in place and operating in the first quarter of 2017, and expects that the remediation of the 2016 material weaknesses will be completed by December 31, 2017. The Company believes that it has implemented, and will continue to implement, the internal controls and processes necessary for the Company to develop reliable financial statements and believes that the controls designed were adequate for financial disclosures required for the preparation of the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q.

The Audit and Compliance Committee of the Board of Directors of the Company discussed the material weaknesses with E&Y. The Company has authorized E&Y to respond fully to the inquiries from KPMG concerning the material weaknesses. There are no limitations placed on E&Y or KPMG concerning the inquiry of any matter related to the Company’s financial reporting.

During the Company’s two most recent fiscal years and the subsequent interim period through March 10, 2017, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01 and if not, stating the respects in which it does not agree. A copy of E&Y’s letter, dated March 14, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Richard J. Nicholas
Name:	Richard J. Nicholas
Title:	Senior Vice President – Chief Financial Officer

Dated: March 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 14, 2017.